UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

X-RITE, INCORPORATED

(Name of Registrant as Specified in its Charter)

[NOT APPLICABLE]

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on .May 18, 2011

Meeting Information

X-RITE, INCORPORATED Meeting Type: Annual Meeting

For holders as of: March 22, 2011

Date: May 18, 2011 Time: 8:00 AM CDT

Location: Winston and Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

You are receiving this communication because you hold

C/O COMPUTERSHARE shares in the above named company.

PROXY OPERATIONS - MS

250 ROYALL STREETCANTON, MA 02021

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

R1.0.0.11699 We encourage you to access and review all of the important information contained in the proxy materials before voting.

1 See the reverse side of this notice to obtain

0000098851 proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

R1.0.0.11699 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special

2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box

0000098851 marked by the arrow XXXX XXXX XXXX

available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 COLIN M. FARMER 02 JOHN E. UTLEY 03 THOMAS J. VACCHIANO, JR

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2 Amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

3 Adoption of the X-Rite, Incorporated 2011 Omnibus Long Term Incentive Plan.

4 Advisory approval of executive compensation as described in the Proxy Statement.

The Board of Directors recommends you vote 2 YEARS on the following proposal:

5 Advisory approval of the frequency of future advisory votes on executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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